SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 9, 1998
                                  ------------



                                Dana Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




   Virginia                        1-1063                         34-4361040
---------------              ----------------                 ------------------
(State or other              (Commission File                   (IRS Employer
jurisdiction of                   Number)                    Identification No.)
incorporation)




                      4500 Dorr Street, Toledo, Ohio          43615
              --------------------------------------------------------
              (Address of principal executive offices)      (Zip Code)




       Registrant's telephone number, including area code: (419) 535-4500
                                                           ---------------



                                  -------------
                                  (Former Name)

Item 5.  Other Events.

                  On July 9, 1998 Dana Corporation, a Virginia corporation (the "Company"), issued a press release (the "Press Release") announcing the completion of the merger (the "Merger") of Echo Acquisition Corp., a Connecticut corporation and a wholly owned subsidiary of the Company, with and into Echlin Inc., a Connecticut corporation ("Echlin"), with Echlin surviving the Merger as a wholly owned subsidiary of Dana. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Financial statements of business acquired.
                      Not applicable.

                  (b) Pro forma financial information.
                      Not applicable.

                  (c) Exhibits. The following exhibits are filed with this
                      Report:

                    Exhibit No.   Description
                    -----------   ------------

                    99.1 Press Release, dated July 9, 1998, issued by the Company.












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



                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.


                                         DANA CORPORATION
                                        --------------------
                                            (Registrant)


                                    By    /s/ Martin J. Strobel
                                         ------------------------------------
                                         Martin J. Strobel
                                         Vice President and General Counsel


Dated:  July 9, 1998
















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

                                DANA CORPORATION

                           Current Report on Form 8-K

                                  Exhibit Index
                                  -------------

                    Exhibit No.   Description
                    -----------   -----------

                    99.1 Press Release, dated July 9, 1998, issued by the Company.




















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